                                                                    Exhibit 99.2

                                                                  EXECUTION COPY

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                      MERRILL LYNCH MORTGAGE LENDING, INC.,

                                     SELLER

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    PURCHASER

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                             Dated as of May 1, 2007

             Merrill Lynch Mortgage Investors Trust, Series 2007-HE3
                    (Mortgage Loan Asset-Backed Certificates)

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I CONVEYANCE OF MORTGAGE LOANS ..................................     1
   Section 1.01. Sale of Mortgage Loans .................................     1
   Section 1.02. Delivery of Documents ..................................     2
   Section 1.03. Review of Documentation ................................     2
   Section 1.04. Representations and Warranties of the Seller ...........     3
   Section 1.05. Grant Clause ...........................................     6
   Section 1.06. Assignment by Purchaser ................................     6

ARTICLE II MISCELLANEOUS PROVISIONS .....................................     6
   Section 2.01. Binding Nature of Agreement; Assignment ................     6
   Section 2.02. Entire Agreement .......................................     7
   Section 2.03. Amendment ..............................................     7
   Section 2.04. Governing Law ..........................................     7
   Section 2.05. Severability of Provisions .............................     8
   Section 2.06. Indulgences; No Waivers ................................     8
   Section 2.07. Headings Not to Affect Interpretation ..................     8
   Section 2.08. Benefits of Agreement ..................................     8
   Section 2.09. Counterparts ...........................................     8
EXHIBIT A TRANSFER AGREEMENTS ...........................................     1
EXHIBIT B TRANSFERORS ...................................................     1
SCHEDULE A MORTGAGE LOAN SCHEDULE .......................................     1


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     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of May 1, 2007
(the "Agreement"), is executed by and between Merrill Lynch Mortgage Lending, Inc. ("MLML" or the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of May 1, 2007, among the Purchaser, as depositor, LaSalle Bank National Association, as trustee (the "Trustee"), and Wilshire Credit Corporation, as servicer ("Servicer").

                                   WITNESSETH:

     WHEREAS, pursuant to certain master mortgage loan purchase and interim servicing agreements listed on Exhibit A hereto (collectively, the "Transfer Agreements") between MLML, as purchaser, and each of the originators listed on Exhibit B hereto (collectively, the "Transferors"), Seller has purchased or received certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Mortgage Loans");

     WHEREAS, each Transfer Agreement is supplemented by a related letter, each dated as of June 7, 2007, between each related Transferor and the Seller (each, a "Bring Down Letter");

     WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in the Mortgage Loans to the Purchaser, to assign all of its rights and interest under the Transfer Agreements and the Bring Down Letters, and to delegate all of its obligations thereunder, to the Purchaser; and

     WHEREAS, the Seller and the Purchaser acknowledge and agree that the Purchaser will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Purchaser is intended, unless otherwise specified, to mean the Purchaser or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Purchaser, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $93,309,833 (the "Cut-Off
Date Balance"). Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after May 1, 2007, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies related to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties. Notwithstanding anything to the contrary in this Agreement, the Seller hereby assigns to the Servicer the right to collect from any Transferor the Excess Repurchase Price. The "Excess Repurchase Price" with respect to any Mortgage Loan shall be an amount equal to the excess of (a) the applicable Repurchase Price owed by a Transferor under the applicable Transfer Agreement in the event of a breach of a representation, warranty or covenant (including those regarding early payment defaults and premium recapture for early payments) over (b) the applicable Purchase Price owed to the Issuing Entity, if any, as defined in the Pooling Agreement. Notwithstanding anything to the contrary in this Agreement, the Servicer shall be a third-party beneficiary of this Agreement to the same extent as if it were a party hereto with respect to the limited assignment of rights described in this Section 1.01 and shall have full power and authority as an assignee of the Seller under the applicable Transfer Agreements to enforce such rights against the applicable Transferor.

     Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest under the Transfer Agreements (except with respect to the first sentence of Subsection
7.04 of each of the Transfer Agreements (except for the Transfer Agreement relating to First Horizon Home Loan Corporation)) and the Bring Down Letters, other than any servicing rights retained pursuant to the provisions of the Transfer Agreements and the Bring Down Letters, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Purchaser tenders the purchase price of the Cut-off Date Balance. The Purchaser hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under the Transfer Agreements and the Bring Down Letters, as if the Purchaser had been a party to such agreements (except with respect to the first sentence of Subsection 7.04 of each of the Transfer Agreements).

     Section 1.02. Delivery of Documents. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Purchaser (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Transfer Agreements.

     For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Purchaser an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Purchaser, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee for the Mortgage Loans for the Purchaser. Pursuant to the Pooling Agreement, the Trustee is required to review each


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

applicable Mortgage File within the time specified therein. If in the course of such review the Trustee identifies any material defect, the Seller shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Purchaser (or, at the direction of and on behalf of the Purchaser, from the Trust Fund), or to substitute a Replacement Mortgage Loan therefor, in each case to the same extent and in the same manner as the Purchaser is obligated to the Trustee and the Trust Fund under the Pooling Agreement.

     Section 1.04. Representations and Warranties of the Seller.

     (a) The Seller hereby represents and warrants to the Purchaser that as of the date hereof that:

          (i) The Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (ii) The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; none of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the federal stock charter or bylaws of the Seller;

          (iii) The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

          (v) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.


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     (b) The representations and warranties of each Transferor with respect to the Mortgage Loans contained in the applicable Transfer Agreement were made as of the date specified in such Transfer Agreement and are brought forward to the Closing Date pursuant to the applicable Bring Down Letter to the extent set forth therein. The representations and warranties of each Transferor with respect to the Mortgage Loans contained in the applicable Bring Down Letter are being made as of the Closing Date, except as specified therein. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement or Bring Down Letter and (ii) a representation or warranty of the Seller under this Agreement, the sole right or remedy of the Purchaser with respect to a breach by the Seller of such representation and warranty (other than a breach by the Seller of the representations and warranties made pursuant to Sections 1.04(b)(x), 1.04(b)(xi)) and 1.04(b)(xii) shall be the right to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it; provided, however, that to the extent any of Equifirst Mortgage Corporation of Minnesota ("Equifirst"), The CIT Group/Consumer Finance Inc. ("CIT") and Option One Mortgage Corporation ("Option One," and collectively with Equifirst and CIT, the "Limited Transferors") fails to fulfill its contractual obligations under the applicable Transfer Agreement, then the Purchaser shall have the right to enforce such obligations of the Limited Transferors, as applicable, against the Seller.

     The representations made by the Seller pursuant to Sections 1.04(b)(x), 1.04(b)(xi) and 1.04(b)(xii) shall be direct obligations of the Seller. The Purchaser acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) (other than the representations and warranties made pursuant to Sections 1.04(b)(x), 1.04(b)(xi) and 1.04(b)(xii)) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by a Transferor in the applicable Transfer Agreement or Bring Down Letter.

     Except with respect to the obligations set out herein and in the related Transfer Agreement, with respect to the Limited Transferors the Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Transferor in the applicable Transfer Agreement or Bring Down Letter, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if such Transferor fulfills its obligations under the provisions of the applicable Transfer Agreement and the applicable Bring Down Letter by substituting for the affected Mortgage Loan a mortgage loan which is not a Replacement Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Purchaser (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan.

     Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Purchaser hereunder, as to each, that as of June 7, 2007:

          (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the


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

     information with respect to each Mortgage Loan on the Mortgage Loan
     Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

          (ii) As of the Closing Date, no Mortgage Loan is in foreclosure;

          (iii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code (as determined without regard to Treas. Reg. Section 1.860G-2(a)(3) or any similar rule that treats a defective obligation as a qualified mortgage for a temporary period);

          (iv) The representations and warranties contained in Subsection 7.02
     (1), (4)-(14), (18)-(20), (23), (24) (only as to the first two sentences thereof), (25)-(27), (29)-(31), (34), (36), (38), (39), (48) (77) and (81)
     of the Transfer Agreement between Merrill Lynch Mortgage Lending, Inc. and Equifirst are hereby restated by the Seller as of the Closing Date;

          (v) The representations and warranties contained in Subsection 7.02
     (1), (4)-(14), (17)-(21), (23)-(27), (29)-(31), (34), (36), (38), (39),
     (48) and (87) of the Transfer Agreement between Merrill Lynch Mortgage Lending, Inc. and CIT are hereby restated by the Seller as of the Closing Date;

          (vi) [Reserved]

          (vii) The representations and warranties contained in Subsection 7.02(1), (2), (3), (4), (14), (15), (17), (18), (23), (34), (36), and (42)
     of the Transfer Agreement between Merrill Lynch Mortgage Lending, Inc. and Option One are hereby restated by the Seller as of the Closing Date;

          (viii) As of the Closing Date, no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg. Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

          (ix) As of the Closing Date, the Seller would not, based on the delinquency status of the Mortgage Loans, institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment for such Mortgage Loan;

          (x) None of the Mortgage Loans are "high cost" as defined by applicable predatory and abusive lending laws; no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary);

          (xi) Each Mortgage Loan at the time it was made complied with all applicable local, state and federal lending laws, including, but not limited to, all applicable predatory and abusive lending laws; and


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

          (xii) Each Mortgage File contains each of the documents and instruments specified.

     It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Purchaser. Upon discovery by either the Seller or the Purchaser (or the (Servicer) of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, and, that does not also constitute a breach of a representation or warranty of a Transferor in the applicable Transfer Agreement, or Bring Down Letter, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Purchaser at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. The Seller hereby indemnifies and holds the Issuing Entity, the Trustee, the Purchaser, the Servicer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, fees and expenses that the Issuing Entity, the Trustee, the Purchaser, the Servicer and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of Section 2.03 of the Pooling Agreement and this Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund or any REMIC provided for in the Pooling Agreement, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860(d)(1) of the Code, or
(ii) any REMIC created in the Pooling Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Purchaser. The Purchaser shall have the right, upon notice to but without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Purchaser under this Agreement. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS


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

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, amend, add to or rescind any of the terms or provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (a) This Agreement may also be amended from time to time by the Seller and the Purchaser with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (b) It shall not be necessary for the consent of Holders under this Section
2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing


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

the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                               TRANSFER AGREEMENTS

1. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of June 1, 2005, as amended by its Amendment No. 1, dated August 1, 2006, among Merrill Lynch Mortgage Lending, Inc. and The CIT Group/Consumer Finance, Inc., The CIT Group/Consumer Finance, Inc. (NY), and The CIT Group/Consumer Finance, Inc. (TN).

2. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2005, as amended by its Amendment No. 1, between Merrill Lynch Mortgage Lending, Inc. ("MLML") and Decision One Mortgage Company, LLC.

3. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Equifirst Corporation and EquiFirst Mortgage Corporation of Minnesota.

4. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of April 1, 2006, as amended by its Amendment No. 1, dated August 1, 2006, among Merrill Lynch Mortgage Lending, Inc. and Fieldstone Mortgage Company.

5. Master Seller's Warranties and Servicing Agreement, dated as of March 1, 2005, each between Merrill Lynch Mortgage Holdings, Inc. and First Horizon Home Loan Corporation, as amended by the Joinder to the Master Seller's Warranties and Servicing Agreement, dated as of October 6, 2005, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Holdings, Inc. and First Horizon Home Loan Corporation.

6. Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2006, by and among Merrill Lynch Mortgage Lending, Inc., Option One Mortgage Corporation, as seller and servicer, Option One Mortgage Capital Corporation, as seller and obligor, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9

                                    EXHIBIT B

                                   TRANSFERORS

1.   The CIT Group/Consumer Finance, Inc.

2.   Decision One Mortgage Company

3.   Equifirst Corporation

4.   Fieldstone Mortgage Company

5.   First Horizon Home Loan Corporation

6.   Option One Mortgage Corporation

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

On file at the offices of:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, Pennsylvania 19104-2808
Attn: Steven J. Molitor, Esq.
Telephone: (215) 994-2777
Telecopier: (215) 994-2222


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